[GRAPHIC OF FLAGS OMITTED.]

THE GABELLI GLOBAL
CONVERTIBLE SECURITIES FUND

SEMI-ANNUAL REPORT - JUNE 30, 2001

                                                [PHOTO OF HART WOODSON OMITTED.]
                                                                    HART WOODSON

TO OUR SHAREHOLDERS,

      Last quarter we wrote to you about our concerns over the slowing world economy. During the second quarter, economic fundamentals continued to deteriorate. Nevertheless, the conditions for recovery are already in place as evidenced by lower interest rates, reduced taxes, and structural reforms. Our goal is to own great companies selling at a discount to their intrinsic value. Cash flow generative companies with strong balance sheets will gain market share when the economy recovers. In the meantime, convertibles, with their higher current income and lower volatility, offer investors an attractive investment vehicle.

INVESTMENT PERFORMANCE

      For the second quarter ended June 30, 2001, the Gabelli Global Convertible Securities Fund's (the "Fund") total return increased by 1.28%. The UBS (formerly Warburg Dillon Reed) Global Convertible Index and The Morgan Stanley Capital International ("MSCI") World Free Index of global equity markets increased by 0.23% and 2.67%, while the Merrill Lynch Global Bond Index fell 0.70%, over the same period. Each index is an unmanaged indicator of investment performance. The Fund fell 17.44% over the trailing twelve-month period. The UBS Global Convertible Index and MSCI World Free Index declined 14.41% and 20.47%, while the Merrill Lynch Global Bond Index rose by 2.56%, over the same 12-month period.

      For the three-year period ended June 30, 2001, the Fund's total return averaged 6.86% annually versus average annual total returns of 7.41%, 3.00% and 1.41% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and MSCI World Free Index, respectively.

      For the five-year period ended June 30, 2001, the Fund's total return averaged 6.40% annually versus average annual total returns of 8.38%, 4.14% and 7.71% for the UBS Global Convertible Index, Merrill Lynch Global Bond Index and Morgan Stanley World Free Index, respectively. Since inception on February 3, 1994 through June 30, 2001, the Fund had a cumulative total return of 65.89%, which equates to an average annual total return of 7.07%.

INVESTMENT RESULTS (CLASS AAA SHARES) (a)

                                                    Quarter
                                      -------------------------------------------
                                       1ST         2ND          3RD         4TH          YEAR
                                       ---         ---          ---         ---          ----
 2001:    Net Asset Value ........     $9.94      $ 9.77         --           --           --
          Total Return ...........     (5.8)%       1.3%         --           --           --
-------------------------------------------------------------------------------------------------
 2000:    Net Asset Value ........    $15.04      $13.21      $11.81      $10.86        $10.86
          Total Return ...........     10.6%      (10.2)%      (8.4)%      (5.5)%       (14.0)%
-------------------------------------------------------------------------------------------------
 1999:    Net Asset Value ........    $10.89      $11.91      $12.71      $13.88        $13.88
          Total Return ...........      7.6%        9.4%        6.7%       20.3%         51.1%
-------------------------------------------------------------------------------------------------
 1998:    Net Asset Value ........    $10.43      $10.36       $9.09      $10.12        $10.12
          Total Return ...........     11.1%       (0.7)%     (12.3)%      12.2%          8.6%
-------------------------------------------------------------------------------------------------
 1997:    Net Asset Value ........    $10.27      $10.98      $11.15       $9.39         $9.39
          Total Return ...........      0.9%        6.9%        1.5%       (6.1)%         2.8%
-------------------------------------------------------------------------------------------------
 1996:    Net Asset Value ........    $11.34      $11.55      $11.41      $10.18        $10.18
          Total Return ...........      5.1%        1.9%       (1.2)%      (0.3)%         5.5%
-------------------------------------------------------------------------------------------------
 1995:    Net Asset Value ........    $10.09      $10.64      $11.05      $10.79        $10.79
          Total Return ...........      1.6%        5.5%        3.9%        1.2%         12.6%
-------------------------------------------------------------------------------------------------
 1994:    Net Asset Value ........    $10.38      $10.37      $10.64       $9.93         $9.93
          Total Return ...........      3.8%(b)    (0.1)%       2.6%       (5.2)%         0.9%(b)
-------------------------------------------------------------------------------------------------

                             AVERAGE ANNUAL RETURNS
                                (CLASS AAA SHARES)
                                JUNE 30, 2001 (A)

                    1 Year ........................... (17.44)%
                    5 Year ...........................   6.40%
                    Life of Fund (b) .................   7.07%

                         DIVIDEND HISTORY
                        ----------------
Payment (ex) Date        Rate Per Share       Reinvestment Price
----------------------------------------------------------------
December 27, 1999            $1.390                 $13.67
December 28, 1998            $0.080                 $ 9.96
December 30, 1997            $1.070                 $ 9.33
December 31, 1996            $1.200                 $10.18
December 29, 1995            $0.393                 $10.79
December 20, 1994            $0.160                 $ 9.93

(a) Total returns and average annual returns for the Class AAA Shares reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost.

(b) From  commencement  of  investment  operations  on February  3, 1994.  Note:
Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.

                    MONTHLY DISTRIBUTIONS -- $0.10 PER SHARE
                    ----------------------------------------
Reinvestment Date    Reinvestment Price   Reinvestment Date   Reinvestment Price
-----------------    ------------------   -----------------   ------------------
January 27, 2000         $14.05           November 28, 2000       $10.80
February 25, 2000        $15.28           December 27, 2000       $10.75
March 29, 2000           $15.26           January 29, 2001        $10.94
April 26, 2000           $13.64           February 26, 2001       $10.48
May 26, 2000             $12.62           March 28, 2001          $10.04
June 28, 2000            $13.38           April 26, 2001          $10.16
July 27, 2000            $12.82           May 29, 2001            $10.15
August 29, 2000          $12.58           June 27, 2001           $ 9.64
September 27, 2000       $11.64
October 27, 2000         $11.22

MULTI-CLASS SHARES

      The Gabelli Global Series Funds, Inc. began offering additional classes of Fund shares in March 2000. The existing shares remain no-load and have been redesignated as "Class AAA" Shares. Class A, Class B and Class C Shares are targeted to the needs of investors who seek advice through financial consultants.

OUR INVESTMENT OBJECTIVE

      The Fund's objective is to obtain a high rate of total return by investing in global convertible securities. We expect to achieve a competitive rate of return by investing primarily in coupon paying convertible securities which meet our selective investment criteria.

OUR APPROACH

      We weigh both country-specific and company-specific factors to make our investment decisions. Country-specific factors include political stability, economic growth, inflation and trends in interest rates. With regard to companies, we seek firms which are undervalued in relation to their long-term potential value. We then look for some dynamic in the country or company which can unlock this value. In the case of global telecommunications, the dynamic is the privatization of state-owned monopolies. In developing countries, it is the need to provide the infrastructure for growth. In Japan, it is the change from an industrial to a consumer-oriented economy. In commodities, it is the increase in industrial demand.

GLOBAL ALLOCATION

      The accompanying chart presents the Fund's holdings by geographic region as of June 30, 2001. The geographic allocation will change based on current global market conditions. Countries and/or regions represented in the chart and below may or may not be included in the Fund's future portfolio.

[GRAPHIC OMITTED]
                     HOLDINGS BY GEOGRAPHIC REGION - 6/30/01
EDGAR REPRESENTATION OF PLOT POINTS
United States           47.3%
Europe                  28.9%
Japan                   18.3%
Latin America           4.6%
Asia/Pacific Rim        0.9%

WHAT ARE GLOBAL CONVERTIBLE SECURITIES?

      Global Convertible Securities are bonds, preferred shares and warrants of domestic or foreign issuers which may be converted into a fixed number of shares of the underlying company. Convertibles are hybrid securities which combine the capital appreciation potential of equities with the higher yield of fixed income instruments. They can be thought of as a straight bond together with an embedded call option (or warrant) on the underlying equity.

WHAT ARE THE BENEFITS OF GLOBAL CONVERTIBLE SECURITIES?

      Reduced volatility is foremost. Investing in foreign equity markets can be rewarding but volatile. Our goal is to earn a high, risk-adjusted rate of return. Due to its fixed income characteristics, a convertible security will provide more stability than its underlying common stock. In the current market environment, the Gabelli Global Convertible Securities Fund provides an attractive alternative by combining the capital appreciation potential of global equity investing with the higher current income usually associated with bonds.

COMMENTARY

UNITED STATES: LOOKING FOR THE RIGHT SIDE OF THE "U"

      Last quarter, it was clear that the economic slowdown was upon us. The debate centered on when and how quickly the recovery would occur. Would it be "V", "U", or "L" shaped? Three months later, we know that the recovery is not "V" shaped. In fact, some commentators have observed that the "U" has become a "canoe." Now, the question is how far along in the adjustment process are we; and when will we see the right side of the "U"?

      In pondering this question, we consider several key macroeconomic indicators and compare them to previous recessions (i.e. two consecutive quarters of negative growth) in 1975, 1982, and 1991. By doing so, we can try to ascertain where we are in the cycle and when to expect the recovery. First, after rising by 5% in 2000, the economy has slowed to a 0.7% annual rate of growth by the end of June, but is not yet technically in recession. At the end of last year, economists forecasted Gross Domestic Product ("GDP") to grow by 3% in 2001. Now, the current estimate is for meager growth of 1.8%. Meanwhile, capacity utilization in the manufacturing sector has contracted to 77%. This has breached the March 1991 low of 78.1%, but is still above the lows of March 1975 (72.6%) and December 1982 (71.1%). By this measure, the economy may have further to fall before improving. Fortunately, the stock market, being a forward-looking pricing mechanism, usually bottoms some six-months before the real economy.
Consequently, assuming the economy reaches bottom in the third or fourth quarter, we may be very close to a bottom in stock prices now.

      Other important indicators of the economy's health can be found in employment levels, the slope of the yield curve, and consumer confidence. Consumption accounts for nearly 70% of GDP. Thus, consumer confidence is an important barometer of where the economy is headed. Consumer confidence, as measured by the Conference Board, peaked in January 2000 at 144.7. It subsequently retreated to 109.2 in April 2001 and currently stands at 118.9. These are relative high levels compared to prior downturns when consumer confidence fell into the mid-50s or below. So far, consumer confidence has remained high because of the Federal Reserve Board's (the "Fed") vigilant efforts to cut short-term interest rates. After peaking at 6.5% in December 2000, the Fed has cut rates six times in 2001 to 3.75%. Consequently, the slope of the yield curve from 3-months to 10-years has steepened dramatically. At the beginning of the year, the yield curve was actually "inverted" as the Fed sought to slow the economy. In other words, 3-month Treasury bill yields were higher than 10-year rates by 0.78%. Now, the curve has "normalized" to the extent that 10-year rates are 1.76% higher than short-term rates. A "positively-sloped" yield curve encourages home sales, which in turn stimulates other types of spending (i.e. durable goods etc.). To date, housing starts have held up relatively well reaching an annual rate of 1.658 million units in June. In prior downturns, this figure typically dips below 1 million units. The question now is whether the recent increase in unemployment will finally breach the "fabric of consumer confidence." In past recessions, unemployment surged to levels well over 8%. Today, we continue to enjoy exceptionally low levels of unemployment. Unemployment bottomed in September 2000 at 3.9% and has since risen to 4.5% in June 2001.

      We will continue to monitor these barometers closely during the weeks and months ahead. Hopefully, lower interest rates, together with tax cuts, will provide the necessary stimulus to set the economy, and the stock market, back on track.

                         RECESSION LOWS VERSUS JUNE 2001
                  CAPACITY        CONSUMER         HOUSING       UNEMPLOYMENT
   PERIOD        UTILIZATION     CONFIDENCE     STARTS (MLN)         (%)
   ------        -----------     ----------     ------------         ---
   June 2001        77.00           118.9           1.658            4.5
   1991             78.10           55.10           .798             7.3
   1982             71.10           54.30           .637            10.8
   1975             72.60           43.20           .904             9.0

EUROPE: GESUNDHEIT!

      Last quarter, we queried whether or not Europe could avoid America's slowdown. We were skeptical. The second quarter continued to show signs of deterioration. At the end of last year, the German economy, which accounts for one-third of Euroland's GDP, was expected to grow by 2.8% in 2001. As of June 2001, this estimate has been reduced to 1.5%. German business confidence, as measured by the Information & Forschung Institut's ("IFO") General Business Climate Index fell to a 5-year low in June of 89.5. Currently, the European Central Bank ("ECB") is holding its benchmark interest rate steady at 4.5% because of concern about inflation, which reached an 8-year high of 3.4% in May. Assuming inflation has peaked as energy prices recede, the ECB is expected to cut short-term rates to stimulate the economy. Although the yield curve from 3-months to 10-years has steepened modestly this year from 0% to 0.70%, there is still considerable room for monetary easing.

      With regard to structural reforms the news was mixed. On the one hand, European Union Commissioner Mario Monti blocked the proposed General Electric/Honeywell merger citing concerns over anti-competitive behavior. However, on a positive note, Italy's new Berlusconi-led government proposed new tax benefits and pension reforms to stimulate investment. Meanwhile, the European Commission plans to reduce the time needed to authorize new drugs from about 18 months to 9 months. This is much faster than the average of 17 months required in the U.S., which should help Europe to increase its share of the world's pharmaceutical market, which has fallen from 32% to 22% while the U.S. share has risen from 31% to 43%.

JAPAN: "NO PAIN, NO GAIN"

      Last quarter, we discussed the possibility of meaningful reform in Japan. In April, Prime Minister Koizumi won a decisive victory with 61% of the vote. His goal is to return Japan to 3% GDP growth. At the end of last year, it was hoped that Japan's economy would grow by 0.8% in 2001. Currently, this estimate has slipped to -0.3% while consumer confidence continues to deteriorate.

      Koizumi has announced an Emergency Economic Package, beginning with efforts to dispose of non-performing bank loans within the next two to three years. Implementing economic structural reforms will be a top priority, as well as promoting greater investment in research and development. There will be a move towards decentralization, particularly in the civil service system and public service corporations, such as the privatization of the postal services. Details about these reforms are expected to become clearer after the Upper House elections on July 29, 2001.

LET'S TALK CONVERTS

      The following are specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher prices, but they do express a positive trend which we believe will develop over time.

AXA (2.50%, 01/01/14), the Paris based insurer, was founded in 1816. Now it is the largest French multi-line insurance company. Axa's activities break down by revenue into life (58%), property/casualty (19%), reinsurance (6%), asset management (4%), and other activities (13%). The geographic mixes of its revenues are focused in Europe (63%), North America (20%), and Asia/Pacific (11%). Recently, Axa has made a number key strategic moves including the acquisition of Guardian Royal Exchange, founding Axa Life Japan, and selling their investment bank Donaldson, Lufkin, and Jenrette (DLJ) to Credit Suisse First Boston (CSFB).

With an A- rating from Standard and Poor's, the bond trades at 103.125% on a 25% conversion premium with the stock at 33.60 Euros.

CLEAR CHANNEL COMMUNICATIONS INC. (2.63%, 04/01/03) is a diversified media company with three main business segments: radio broadcasting, outdoor advertising and live entertainment. It operates 830 radio and 19 television stations in the U.S., and has equity interests in over 240 radio stations in 32 countries internationally. Its acquisition of competitors AMFM Inc. and Jacor made it the number one radio station owner in the U.S. As one of the largest outdoor advertising companies, Clear Channel has nearly 700,000 outdoor advertising displays in over 43 countries worldwide. It is also a leader in live entertainment through subsidiary Clear Channel Entertainment (formerly SFX Entertainment).

Standard and Poor's rate the convertible security BBB-. With the stock at $62.75, the convertible trades at 110.125% and offers good upside participation on a modest conversion premium of 9%.

COMVERSE   TECHNOLOGY  INC.  (1.50%,   12/01/05)  is  focused  on  computer  and
telecommunications systems and software for multimedia communications and information processing applications. It enables wireless, wireline, and Internet companies to offer a growing range of revenue-generating enhanced services. These enhanced services include message processing applications such as call answering, voice mail, message delivery, virtual phone, integrated voice/fax/email unified messaging, and web information services. Comverse also provides Intelligent Peripheral/Service Node, supporting next-generation personal communication services such as prepaid wireless, mobile number portability, call screening/caller introduction, mobile attendant and many other advanced services. It expects sales for its second quarter, ending July 31, 2001, will be approximately $345 million, and second quarter EPS to be approximately $0.28. EPS excludes previously announced one-time charges of up to $9 million associated with the company's recently completed workforce reduction, and up to $15 million for the write-down of investments.

With the stock at $57, the bonds trade at 83.75% on a 70% conversion premium and a 5.9% yield to maturity.

GLAXOSMITHKLINE PLC (GSK) (2.00%, 05/20/03) was formed after the successful merger of Glaxo Wellcome and SmithKline Beecham. It is a global leader in the research-based pharmaceutical and healthcare areas and it develops, manufactures and markets vaccines, medicines and other health-related consumer products. The company also offers laboratory testing and disease management services, specializes in treatments for respiratory, central nervous system, gastro-intestinal and genetic disorders. In year 2000, GSK had sales of (pound)18.1 billion ($27.5 billion) and profit before tax of (pound)5 billion ($8.1 billion). Pharmaceutical sales accounted for (pound)15.4 billion ($23.5 billion), 85% of the total. GSK had four products with sales of over $1 billion and a total of 16 products with sales in excess of $500 million.

With the stock at (pound)20, the USD denominated convertible trades at 101.875% on a 35% conversion premium. The bond was issued by Swiss Life and is exchangeable into their holdings of GSK. Although Swiss life is not formally rated, we view the credit as equivalent to that of an A rated company which would trade on a credit spread of 1.25% over Treasuries yielding an investment value of about 100.75%, which gives the convertible excellent downside support.

MIRANT TRUST (6.25% CV. PFD., SER. A), formerly known as Southern Energy, is an established global player in wholesale energy trading and marketing. The firm owns or controls more than 20,000 megawatts ("MW") of generation capacity (plus 9,000 MW under construction) in the Asia/Pacific region, Europe, North America, and South America. In addition, Mirant has traded more than 6.9 billion cubic feet of natural gas per day in 2000. It owns 26% of Berlin utility Bewag (2 million customers) and 49% of the UK's Western Power Distribution (2.4 million customers). It also distributes power in Brazil and the Bahamas. Southern Company, its former parent, spun off Mirant to its shareholders in September 2000.

The convertible preferred, which is rated BBB- by Standard and Poor's, trades on a 15% conversion premium at $72 with the stock at $35.

SATO CORP. (0.55%, 09/30/03) is headquartered in Japan and specializes in automatic recognition systems utilizing bar codes and other recognition technologies. Sato's product range is used in hospitals, theme parks, retails stores, etc. The company's vision for expansion is based on entering overseas markets, adding new clients in the medical and fresh foods sectors, and moving into a new business sector -- data collection systems (DCS). It is aiming for economies of scale when it plans to increase production in Asia to cut costs.

The convertible, which is rated BBB by Mikuni, is deep in-the-money with the bonds at 150.5% and the stock at 3,180 Yen, and trades on a low premium of 5%.

STMICROELECTRONICS  (STM) (ZERO  COUPON,  09/22/09)  is one of Europe's  leading technology companies which designs, develops, manufactures and markets semiconductor integrated circuits and discrete devices. STM, the number one Europe-based chipmaker (ahead of Infineon), capitalizes on the diversity of its product lines, target markets, and customer base. As well as memory chips, it also makes many types of analog and mixed-signal integrated circuits used in communications gear (30% of sales), consumer electronics (25%), computers (22%), and industrial and automotive applications. Over 60% of sales come from outside Europe, mainly North America and Asia/Pacific region. Last year, STM had net revenue of 8.4 billion Euros, a net increase of 1.5 billion Euros. The free float of STM is 60% with the balance being controlled by a holding company that in turn is 50% governed by two French firms (i.e. CEA-Industrie and France Telecom) and 50% by the Italian aerospace kingpin Finmeccanica.

The convertible, which is rated BBB+ by Standard and Poor's, trades on a 17% conversion premium with the bonds at 103.375% and the stock at 33.50 Euros.

TELEFONOS DE MEXICO (TELMEX) (4.25%, 06/15/04) is a incumbent Mexican telecommunications company that provides total telecommunications solutions to its clients with 12.7 million access lines growing annual at 10%. Formerly owned by the Mexican Government, Telmex was privatized in 1990. With the participation of Carso Global Telecom, France Telecom and Southwestern Bell, Telmex is positioned to remain at the forefront of telecommunications in the Americas. It has spun off its Telcel subsidiary (Mexico's leading wireless carrier) and most of its international investments to form America Movil, which in turn owns a stake in Latin American wireless joint venture Telecom Americas. Telmex also owns a stake in Prodigy, the US-based ISP, and Spanish-language portal T1msn, a partnership with Microsoft. Grupo Carso Telecom, a holding company controlled by Mexican billionaire Carlos Slim Helu, owns a controlling stake in Telmex. Telmex has a market capitalization of 210 billion pesos (USD 23 billion).

The USD 1 billion convertible trades on a low 7% conversion premium with the bonds at 127% and the stock's American Depository Receipts (ADRs) are trading at $35.

VNU (1.75%, 11/15/04), established in 1964, is a leading media and information company, based in Holland. Over the last eight years, VNU has refocused its business away from the consumer information segment to the less cyclical, higher margin, marketing information and directories segments. VNU has also radically changed the geographic mix of its cash flow. In 1993, 80% of EBITDA was derived from the Netherlands. Today, the Netherlands accounts for only 12% of cash flow with the U.S. now accounting for a major portion. VNU has been acquiring key companies involved in marketing and business information such as ACNielsen, which they purchased in 2001 for 2.6 billion Euros, Miller Freeman, the trade show organizer, and the European based information technologies (IT) magazines of Ziff Davis. To finance these acquisitions, VNU recently sold its consumer magazine unit to Finland's largest media company, SanomaWSOY Oyj, for 1.25 billion Euros (USD 1.1 billion).

The convertible, which is rated BBB by Standard and Poor's, trades at 115.75% on a 21% premium with the stock at 40 Euros.

SPECIAL NOTE

      It is with deep sorrow that we report the passing of our valued friend and Director, Felix J. Christiana. The Board of Directors acknowledges with great appreciation the passionate contributions, guidance and friendship given by Mr. Christiana during his long association with The Gabelli Global Convertible Securities Fund. The Board of Directors and Officers of the Fund will greatly miss Mr. Christiana.

MINIMUM INITIAL INVESTMENT - $1,000

      The Fund's minimum initial investment for regular accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. Additionally, the Fund and other Gabelli Funds are available through the no-transaction fee programs at many major brokerage firms.

WWW.GABELLI.COM

      Please visit us on the Internet. Our homepage at http://www.gabelli.com contains information about Gabelli Asset Management Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

      In  our  efforts  to  bring  our   shareholders   more  timely   portfolio
information, Gabelli Fund's portfolio managers regularly participate in chat sessions at www.gabelli.com as reflected below.

                              WHO                    WHEN
                              ---                    ----
      Special Chats:          Mario J. Gabelli       First Monday of each month
                              Howard Ward            First Tuesday of each month

      In addition, every Wednesday will feature a different portfolio manager. The upcoming Wednesday chat schedule is as follows:

                              AUGUST                 SEPTEMBER                  OCTOBER
                              ------                 ---------                  -------
      1st Wednesday           Caesar Bryan           Walter Walsh               Ivan Arteaga
      2nd Wednesday           Ivan Arteaga           Caesar Bryan               Tim O'Brien
      3rd Wednesday           Linda Caulkin          Hart Woodson               Susan Byrne
      4th Wednesday           Tim O'Brien            Barbara Marcin             Caesar Bryan
      5th Wednesday           Barbara Marcin                                    Barbara Marcin

      All chat sessions start at 4:15 ET. Please arrive early, as participation is limited.

      You may sign up for our HIGHLIGHTS email newsletter at www.gabelli.com and receive early notice of chat sessions, closing mutual fund prices, news events and media sightings.

IN CONCLUSION

      Although the world economic picture deteriorated during the second quarter and the current correction may not be over, conditions are in place for recovery. Foremost amongst these factors are lower interest rates, reduced taxes, and structural reforms. Our objective is to own great businesses selling at a discount to their intrinsic value. In the current uncertain market environment, we believe convertibles, with their lower volatility and higher current income, offer investors an attractive investment vehicle.

      The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GAGCX. Please call us during the business day for further information.

                                                    Sincerely,
                                                    /S/HART WOODSON
                                                    A. HARTSWELL WOODSON, III
                                                    Portfolio Manager

July 27, 2001


                                TOP TEN HOLDINGS
                                  JUNE 30, 2001
                                  -------------
Groupe Bruxelles Lambert SA                        United States Cellular Corp.
Sato Corp.                                         China Mobile (Hong Kong) Ltd.
Comverse Technology Inc.                           Axa
Clear Channel Communications Inc.                  Titan Capital Trust
Swiss Life Finance Ltd.                            Telefonos de Mexico SA


                   AVERAGE ANNUAL RETURNS -- JUNE 30, 2001 (A)
                   -------------------------------------------

                                     CLASS A SHARES     CLASS B SHARES     CLASS C SHARES
-----------------------------------------------------------------------------------------
  1 Year ..........................    (17.44)%           (17.61)%            (17.61)%
                                       (22.21)%(c)        (21.75)%(d)         (18.45)%(d)
  Inception of share class(b) .....    (22.32)%           (22.44)%            (22.44)%
                                       (25.70)%(c)        (25.38)%(d)         (23.04)%(d)

(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses for Class A, Class B and Class C Shares. Current returns may be higher or lower than that shown. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of offering on March 1, 2000. (c) Includes the effect of the maximum 5.75% sales charge at the beginning of the period. (d) Includes the effect of the applicable contingent deferred sales charge at the end of the period shown for Class B and Class C Shares, respectively.


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period stated in this report. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL                                                             MARKET
  AMOUNT                                                  COST         VALUE
-----------                                           -----------   -----------
              CORPORATE BONDS -- 75.7%
              AUTOMOTIVE: PARTS AND ACCESSORIES -- 0.9%
  $ 125,000   Standard Motor Products Inc.,
               Sub. Deb. Cv.
               6.75%, 07/15/09 ...................    $   125,000   $    87,969
                                                      -----------   -----------
              BROADCASTING -- 8.4%
    300,000(c)Canal Plus / Mediaset,
               Sub. Deb. Cv.
               3.50%, 04/01/02 ...................         52,905        85,953
    300,000   Clear Channel
               Communications Inc.,
               2.63%, 04/01/03 ...................        354,130       329,625
    700,000(d)Groupe Bruxelles Lambert SA,
               Sub. Deb. Cv.
               1.28%, 07/09/03 ...................        464,177       407,540
                                                      -----------   -----------
                                                          871,212       823,118
                                                      -----------   -----------
              BUSINESS SERVICES -- 1.8%
    100,000   Omnicom Group Inc.,
               2.25%, 01/06/13 ...................        149,691       178,500
                                                      -----------   -----------
              COMPUTER SOFTWARE AND SERVICES -- 2.5%
 22,000,000(b)Capcom Co. Ltd., Cv.
               1.00%, 09/30/05 ...................        229,391       239,906
                                                      -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 8.0%
    400,000   Comverse Technology Inc., Cv.
               1.50%, 12/01/05 (a) ...............        417,806       334,000
    200,000(d)Elektrim Finance,
               Sub. Deb. Cv.
               3.75%, 07/02/04 ...................        208,222       175,663
     99,994(d)Finmeccanica SpA, Cv.
               2.00%, 06/08/05 ...................         94,589        80,952
 20,000,000(b)Nippon Ceramic Co. Ltd., Cv.
               0.30%, 12/30/05 ...................        228,795       186,665
                                                      -----------   -----------
                                                          949,412       777,280
                                                      -----------   -----------
              ELECTRONICS -- 8.9%
    200,000   Burr-Brown Corp.,
               Sub. Deb. Cv.
               4.25%, 02/15/07 (a) ...............        253,017       229,500
    200,000   Cypress Semiconductor Corp., Cv.
               4.00%, 02/01/05 ...................        208,074       183,750
 20,000,000(b)Sanyo Electric Co. Ltd., Cv.
               1.60%, 11/30/04 ...................        219,187       185,542
 10,000,000(b)Sony Corp., Sub. Deb. Cv.
               1.40%, 03/31/05 ...................        212,404       169,265
    100,000   STMicroelectronics NV,
               Zero Coupon, 09/22/09 .............        105,102       103,875
                                                      -----------   -----------
                                                          997,784       871,932
                                                      -----------   -----------
              ENERGY AND UTILITIES -- 5.4%
 251,460(d)   Belgelectric  Finance BV, Cv.
               1.50%, 08/04/04 ...................        254,088       235,723
    110,000   Devon Energy Corp.,
               Sub. Deb. Cv.
               4.95%, 08/15/08 ...................        116,811       110,825


 PRINCIPAL                                                            MARKET
  AMOUNT                                                  COST         VALUE
-----------                                           -----------   -----------
  $ 150,000   International Power Ltd., Cv.
               2.00%, 11/24/05 ...................    $   171,551   $   175,125
                                                      -----------   -----------
                                                          542,450       521,673
                                                      -----------   -----------
              ENTERTAINMENT -- 2.3%
    200,000   Liberty Media Group,
               Sub. Deb. Cv.
               3.25%, 03/15/31 (a) ...............        200,000       225,250
                                                      -----------   -----------
              EQUIPMENT AND SUPPLIES -- 7.0%
    150,000   Antec Corp., Sub. Deb. Cv.
               4.50%, 05/15/03 ...................        173,538       122,437
 25,000,000(b)Ebara Corp., Cv.
               0.13%, 09/30/04 ...................        233,174       212,985
 30,000,000(b)Sato Corp.,
               Sub. Deb. Cv.
               0.55%, 09/30/03 ...................        325,361       346,388
                                                      -----------   -----------
                                                          732,073       681,810
                                                      -----------   -----------
              FINANCIAL SERVICES -- 11.1%
    297,000(d)Axa, Sub. Deb. Cv.
               2.50%, 01/01/14 ...................        302,393       261,336
    200,000(d)Deutsche Bank Finance NV,
               Sub. Deb. Cv.
               2.00%, 12/22/03 ...................        211,966       179,913
 20,000,000(b)Orix Corp., Sub. Deb. Cv.
               0.38%, 03/31/05 ...................        196,009       200,857
    300,000   Swiss Life Finance Ltd., Cv.
               2.00%, 05/20/03 ...................        296,333       305,625
    300,000(d)Wertt AG Versich-Beteil,
               1.15%, 04/17/08 ...................        156,839       134,919
                                                      -----------   -----------
                                                        1,163,540     1,082,650
                                                      -----------   -----------
              HEALTH CARE -- 2.1%
 20,000,000(b)Rohto Pharmaceutical
               Co. Ltd., Cv.
               1.20%, 03/29/02 ...................        215,122       205,267
                                                      -----------   -----------
              PUBLISHING -- 3.6%
    100,000(e)Daily Mail & General Trust plc,
               2.50%, 10/05/04 ...................        164,103       157,166
    250,000   Medya Holding, Sub. Deb. Cv.+ (f)
               10.00%, 06/28/01 ..................        249,999        47,187
    150,000(d)VNU NV, Sub. Deb. Cv.
               1.75%, 11/15/04 ...................        182,664       147,462
                                                      -----------   -----------
                                                          596,766       351,815
                                                      -----------   -----------
              TELECOMMUNICATIONS -- 6.1%
    120,650(d)France Telecom SA., Cv.
               2.50%, 02/16/03 ...................        116,284       104,632
   250,000(d) Portugal Telecom International
               Finance, Sub. Deb. Cv.
               1.50%, 06/07/04 ...................        283,281       231,483
    200,000   Telefonos de Mexico SA,
               4.25%, 06/15/04 ...................        249,006       257,500
                                                      -----------   -----------
                                                          648,571       593,615
                                                      -----------   -----------
              WIRELESS COMMUNICATIONS -- 7.6%
    275,000   China Mobile (Hong Kong) Ltd., Cv.
               2.25%, 11/03/05 ..................         275,000       274,656


                See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
 PRINCIPAL                                                            MARKET
  AMOUNT                                                  COST         VALUE
-----------                                           -----------   -----------
              CORPORATE BONDS (CONTINUED)
              WIRELESS COMMUNICATIONS (CONTINUED)
  $ 175,000   Nextel Communications Inc.,
               Sub. Deb. Cv.
               4.75%, 07/01/07 ...................    $   180,412   $   161,437

    550,000   United States Cellular Corp.,
               Zero Coupon, 06/13/15 .............        339,494       301,125
                                                      -----------   -----------
                                                          794,906       737,218
                                                      -----------   -----------
              TOTAL CORPORATE BONDS                     8,215,918     7,378,003
                                                      -----------   -----------
  SHARES
-----------
              PREFERRED STOCKS -- 17.1%
              AEROSPACE -- 1.0%
     40,000   BAE Systems plc,
               7.75% Cv. Pfd. ....................        101,529        98,308
                                                      -----------   -----------
              CABLE -- 2.4%
      6,000   MediaOne Group Inc.,
               7.00% Cv. Pfd. ....................        241,050       161,400
      4,500   UnitedGlobalCom Inc.,
               7.00% Cv. Pfd. (a) ................        265,125        73,687
                                                      -----------   -----------
                                                          506,175       235,087
                                                      -----------   -----------
              DIVERSIFIED INDUSTRIAL -- 2.7%
      7,500   Titan Capital Trust,
               5.75% Cv. Pfd. ....................        328,750       259,222
                                                      -----------   -----------
              ENERGY AND UTILITIES -- 5.7%
      3,250   Alliant Energy Resources Inc.,
               7.25% Cv. Pfd. (a) ................        154,375       122,688
      4,300   EVI Inc.,
               5.00% Cv. Pfd. ....................        209,412       211,238
      3,000   Mirant Trust I,
               6.25% Cv.
               Pfd., Ser. A ......................        172,575       216,000
                                                      -----------   -----------
                                                          536,362       549,926
                                                      -----------   -----------
              PAPER AND FOREST PRODUCTS -- 2.9%
      2,000   Amcor Ltd.,
               7.25% Cv. Pfd. ....................         94,000        86,250
      5,000   Sealed Air Corp.,
               $2.00 Cv. Pfd., Ser. A ............        157,125       199,750
                                                      -----------   -----------
                                                          251,125       286,000
                                                      -----------   -----------
              TELECOMMUNICATIONS -- 2.4%
      5,000   BroadWing Inc., 6.75% Cv.
               Pfd., Ser. B ......................        261,500       237,500
                                                      -----------   -----------
              TOTAL PREFERRED STOCKS                    1,985,441     1,666,043
                                                      -----------   -----------
              COMMON STOCKS -- 3.0%
              BUSINESS SERVICES -- 1.8%
      3,000   Vivendi Universal SA, ADR ..........        198,717       174,000
                                                      -----------   -----------
              ENERGY AND UTILITIES -- 1.2%
      2,000   Dominion Resources Inc.+ ...........        100,000       115,600
                                                      -----------   -----------
              TOTAL COMMON STOCKS                         298,717       289,600
                                                      -----------   -----------


 PRINCIPAL                                                            MARKET
  AMOUNT                                                  COST         VALUE
-----------                                           -----------   -----------
              U.S. GOVERNMENT OBLIGATIONS-- 2.1%
  $ 207,000   U.S. Treasury Bill,
               3.38%++, due 09/20/01 .............    $   205,477   $   205,362
                                                      -----------   -----------
              TOTAL
               INVESTMENTS -- 97.9%                   $10,705,553     9,539,008
                                                      ===========
              OTHER ASSETS AND
               LIABILITIES (NET) -- 2.1% .........................      203,321
                                                                    -----------
              NET ASSETS -- 100.0% ..............................   $9,742,329
                                                                    ===========

------------------------
              For Federal tax purposes:
              Aggregate cost ....................................   $10,705,553
                                                                    ===========
              Gross unrealized appreciation .....................   $   248,332
              Gross unrealized depreciation .....................    (1,414,877)
                                                                    -----------
              Net unrealized depreciation .......................   $(1,166,545)
                                                                    ===========

  PRINCIPAL                                            SETTLEMENT NET UNREALIZED
   AMOUNT                                                  DATE    APPRECIATION
-------------                                             -----    ------------
              FORWARD FOREIGN EXCHANGE CONTRACTS
  1,702,611(d)Deliver Euros
                in exchange for
                USD 1,438,915 ....................       03/29/02    $   61,085
  1,749,883(d)Deliver Euros
                in exchange for
                USD 1,480,147 ....................       06/14/02        19,853
119,570,000(b)Deliver Japanese Yen
                in exchange for
                USD 987,980 ......................       03/29/02        12,020
117,390,000(b)Deliver Japanese Yen
                in exchange for
                USD 972,518 ......................       04/19/02        27,482
                                                                    -----------
                                                                    $   120,440
                                                                    ===========
------------------------
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, the market value of Rule 144A securities amounted to $985,125 or 10.11% of net assets.
(b)   Principal amount denoted in Japanese Yen.
(c)   Principal amount denoted in French Francs.
(d)   Principal amount denoted in Euros.
(e)   Principal amount denoted in British Pounds.
(f)   Security is in default.
+     Non-income producing security.
++    Represents annualized yield at date of purchase.
ADR - American Depositary Receipt.
USD - U.S. Dollars.


                             % OF MARKET       MARKET
GEOGRAPHIC DIVERSIFICATION       VALUE          VALUE
--------------------------      -------      ----------
North America ..............     47.3%       $4,515,522
Europe .....................     28.9%        2,757,736
Japan ......................     18.3%        1,746,875
Latin America ..............      4.6%          432,625
Asia/Pacific Rim ...........      0.9%           86,250
                                ------       ----------
Total Investments ..........    100.0%       $9,539,008
                                ======       ==========

                See accompanying notes to financial statements.

                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Cost $10,705,553) ....................  $ 9,539,008
  Cash and foreign currency, at value
    (Cost $46,849) ............................................       46,717
  Dividends, reclaims and interest receivable .................       71,168
  Unrealized appreciation on forward
  foreign exchange contracts ..................................      120,440
  Other assets ................................................        1,586
                                                                 -----------
  TOTAL ASSETS ................................................    9,778,919
                                                                 -----------
LIABILITIES:
  Payable for investment advisory fees ........................        7,951
  Payable for distribution fees ...............................        1,992
  Other accrued expenses and liabilities ......................       26,647
                                                                 -----------
  TOTAL LIABILITIES ...........................................       36,590
                                                                 -----------
  NET ASSETS applicable to 996,862
    shares outstanding ........................................  $ 9,742,329
                                                                 ===========
  NET ASSETS CONSIST OF:
    Capital stock, at par value ...............................  $       997
    Additional paid-in capital ................................   11,651,826
    Accumulated net investment loss ...........................     (239,153)
    Distributions in excess of net realized gain on
      investments and foreign currency transactions ...........     (624,063)
    Net unrealized depreciation on investments
      and foreign currency transactions .......................   (1,047,278)
                                                                 -----------
    TOTAL NET ASSETS ..........................................  $ 9,742,329
                                                                 ===========
SHARES OF CAPITAL STOCK:
  CLASS AAA:
  Shares of capital stock outstanding
    ($0.001 par value) ........................................      995,201
                                                                 ===========
  Net Asset Value, offering and redemption
    price per share ...........................................       $ 9.77
                                                                      ======
  CLASS A:
  Shares of capital stock outstanding
    ($0.001par value) .........................................          936
                                                                       =====
   Net Asset Value and redemption price
    per share .................................................       $ 9.77
                                                                      ======
  Maximum offering price per share
  (NAV \ 0.9425, based on maximum sales
    charge of 5.75% of the offering price
    at June 30, 2001) .........................................       $10.37
                                                                      ======
  CLASS B:
  Shares of capital stock
    outstanding ($0.001 par value) ............................          725
                                                                      ======
  Net Asset Value and offering price per share ................       $ 9.75(a)
                                                                      ======
  (a)   Redemption price varies based on length of time held.


STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
INVESTMENT INCOME (LOSS):
  Dividends (net of foreign taxes and
    reclaims of $308) .........................................  $    78,816
  Interest (net of foreign taxes of $375) .....................       61,302
  Amortization of premium .....................................      (64,737)
                                                                 -----------
  TOTAL INVESTMENT INCOME .....................................       75,381
                                                                 -----------
EXPENSES:
  Investment advisory fees ....................................       50,736
  Distribution fees ...........................................       12,705
  Registration fees ...........................................       22,452
  Shareholder services fees ...................................       18,185
  Shareholder communications expenses .........................       17,478
  Legal and audit fees ........................................        7,783
  Custodian fee ...............................................        4,253
  Interest expense ............................................        1,248
  Directors' fees .............................................          191
  Miscellaneous expenses ......................................        2,526
                                                                 -----------
  TOTAL EXPENSES ..............................................      137,557
                                                                 -----------
  NET INVESTMENT LOSS .........................................      (62,176)
                                                                 -----------
NET REALIZED AND UNREALIZED LOSS ON
  INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
  Net realized loss on investments
    and foreign currency transactions .........................      (39,448)
  Net change in unrealized depreciation
    on investments and foreign
    currency transactions .....................................     (351,719)
                                                                 -----------
  NET REALIZED AND UNREALIZED LOSS
    ON INVESTMENTS AND FOREIGN
    CURRENCY TRANSACTIONS .....................................     (391,167)
                                                                 -----------
  NET DECREASE IN NET ASSETS RESULTING
    FROM OPERATIONS ...........................................  $  (453,343)
                                                                 ===========

                See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                SIX MONTHS ENDED
                                                                                  JUNE 30, 2001         YEAR ENDED
                                                                                   (UNAUDITED)       DECEMBER 31, 2000
                                                                                  -----------        -----------------
OPERATIONS:
  Net investment loss ..........................................................  $   (62,176)        $  (523,208)
  Net realized gain (loss) on investments and foreign currency transactions ....      (39,448)          1,822,441
  Net change in unrealized depreciation of investments
    and foreign currency transactions ..........................................     (351,719)         (3,891,325)
                                                                                  -----------         -----------
  NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .........................     (453,343)         (2,592,092)
                                                                                  -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain on investments
    Class AAA ..................................................................           --          (1,472,784)
    Class A ....................................................................           --                (305)
    Class B ....................................................................           --                  --
                                                                                  -----------         -----------
                                                                                           --          (1,473,089)
                                                                                  -----------         -----------
  In excess of net realized gain on investments
    Class AAA ..................................................................     (587,335)                 --
    Class A ....................................................................         (184)                 --
    Class B ....................................................................         (217)                 --
                                                                                  -----------         -----------
                                                                                     (587,736)                 --
                                                                                  -----------         -----------
  TOTAL DISTRIBUTIONS TO SHAREHOLDERS ..........................................     (587,736)         (1,473,089)
                                                                                  -----------         -----------
CAPITAL SHARE TRANSACTIONS:
  Class AAA ....................................................................      214,081          (2,976,910)
  Class A ......................................................................        9,605               1,670
  Class B ......................................................................        7,294                  --
                                                                                  -----------         -----------
  Net increase (decrease) in net assets from capital share transactions ........      230,980          (2,975,240)
                                                                                  -----------         -----------
  NET DECREASE IN NET ASSETS ...................................................     (810,099)         (7,040,421)
NET ASSETS:
  Beginning of period ..........................................................   10,552,428          17,592,849
                                                                                  -----------         -----------
  End of period ................................................................  $ 9,742,329         $10,552,428
                                                                                  ===========         ===========


                See accompanying notes to financial statements.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

1. ORGANIZATION. The Gabelli Global Convertible Securities Fund (the "Fund"), a series of Gabelli Global Series Funds, Inc. (the "Corporation"), was organized on July 16, 1993 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), and one of four separately managed portfolios (collectively, the "Portfolios") of the Corporation. The Fund's primary objective is to obtain a high rate of total return. The Fund commenced investment operations on February 3, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities listed or traded on a nationally recognized securities exchange, quoted by the National Association of Securities Dealers Automated Quotations, Inc. ("Nasdaq") or traded on foreign exchanges are valued at the last sale price on that exchange as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. All other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest average of the bid and asked prices. If there were no asked prices quoted on that day, then the security is valued at the closing bid price. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the "Adviser"). Securities and assets for which market quotations are not readily available are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Board of Directors. Short term debt securities with remaining maturities of 60 days or less are valued at amortized cost, unless the Directors determine such does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined by the Directors. Debt instruments having a maturity greater than 60 days are valued at the latest average of the bid and asked prices obtained from a pricing service approved by the Board of Directors, or a dealer maintaining an active market in those securities. Options are valued at the last sale price on the exchange on which they are listed. If no sales of such options have taken place that day, they will be valued at the mean between their closing bid and asked prices.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board with member banks of the Federal Reserve System or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board of Directors. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. The Fund will always receive and maintain securities as collateral whose market value, including accrued interest, will be at least equal to 100% of the dollar amount invested by the Fund in each agreement. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

OPTIONS. The Fund may purchase or write call or put options on securities or indices. As a writer of call options, the Fund receives a premium at the outset and then bears the risk of unfavorable changes in the price of the financial instrument underlying the option. The Fund would incur a loss if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. The Fund would realize a gain, to the extent of the premium, if the price of the financial instrument decreases between those dates.

As a purchaser of put options, the Fund pays a premium for the right to sell to the seller of the put option the underlying security at a specified price. The seller of the put has the obligation to purchase the underlying security upon exercise at the exercise price. If the price of the underlying security declines, the Fund would realize a gain upon sale or exercise. If the price of the underlying security increases, the Fund would realize a loss upon sale or at expiration date, but only to the extent of the premium paid. For the six months ended June 30, 2001 the Fund did not purchase or write options.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. At June 30, 2001, there were no open futures contracts.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FORWARD FOREIGN EXCHANGE CONTRACTS. The Fund may engage in forward foreign exchange contracts for hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on investments and foreign currency transactions. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund's portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency,

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

they also limit any potential gain/(loss) that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses, which result from changes in foreign exchange rates and/or changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments and foreign  currency  transactions.  Net realized  foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Premiums and discounts on debt securities are amortized using the yield to maturity method. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund.

EXPENSES. Certain administrative expenses are common to, and allocated among, the Portfolios. Such allocations are made on the basis of each Portfolio's average net assets or other criteria directly affecting the expenses as determined by the Adviser.

PROVISION FOR INCOME TAXES. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

Dividends and interest from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes at rates ranging up to 30%. Such withholding taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties, and the Fund intends to undertake any procedural steps required to claim the benefits of such treaties. If the value of more than 50% of the Fund's total assets at the close of any taxable year consists of stocks or securities of non-U.S. corporations, the Fund is permitted and may elect to treat any non-U.S. taxes paid by it as paid by its shareholders.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

3. INVESTMENT ADVISORY AGREEMENT. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of the Fund's average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund's portfolio, oversees the administration of all aspects of the Fund's business and affairs and pays the compensation of all Officers and Directors of the Fund who are its affiliates.

4. DISTRIBUTION PLAN. The Fund's Board of Directors has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. For the six months ended June 30, 2001 the Fund incurred distribution costs payable to Gabelli & Company, Inc., an affiliate of the Adviser, of $12,683 and $4 for Class AAA and Class A Shares, respectively, or 0.25% of average daily net assets, the annual limitation under the Plan. Class B incurred distribution costs of $18, or 1.00% of average daily net assets, the annual limitation under this Plan. Such payments are accrued daily and paid monthly.

5. PORTFOLIO SECURITIES. Purchases and sales of securities for the six months ended June 30, 2001, other than short term securities, aggregated $2,423,394 and $2,479,183, respectively.

6. TRANSACTIONS WITH AFFILIATES. During the six months ended June 30, 2001, Gabelli & Company, Inc. informed the Fund that it received $578 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

7. LINE OF CREDIT. The Fund has access to an unsecured line of credit up to $25,000,000 from the custodian for temporary borrowing purposes. Borrowings under this arrangement bear interest at 0.75% above the Federal Funds rate on outstanding balances. There were no borrowings against the line of credit during the six months ended June 30, 2001.

8. MULTIPLE CLASSES OF SHARES. The Board of Directors of the Fund approved a Rule 18f-3 Multi-Class Plan relating to the creation of three additional classes of shares of the Fund -- Class A Shares, Class B Shares and Class C Shares (the "New Share Classes"). The existing class of shares was redesignated as Class AAA Shares. In addition, the Board has also approved an Amended and Restated Distribution Agreement, Rule 12b-1 plans for each of the New Share Classes and an Amended and Restated Plan of Distribution for the existing class of shares (Class AAA Shares). The New Share Classes were offered to the public as of March 1, 2000. No Class C Shares have been sold as of June 30, 2001. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class B Shares are subject to a contingent deferred sales charge (CDSC) upon redemption within six years of purchase. The applicable CDSC is equal to a declining percentage of the lesser of the net asset value per share at the date of original purchase or at the date of redemption, based on the length of time held. Class C Shares are subject to a 1% CDSC for two years after purchase.

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED) (UNAUDITED)
--------------------------------------------------------------------------------

9. CAPITAL STOCK TRANSACTIONS. Transactions in shares of capital stock were as follows:

                                                      SIX MONTHS ENDED                YEAR ENDED
                                                       JUNE 30, 2001              DECEMBER 31, 2000
                                                  ------------------------     ------------------------
                                                    SHARES       AMOUNT            SHARES     AMOUNT
                                                  -----------  -----------     -----------  -----------
                                                         CLASS AAA                    CLASS AAA
                                                  ------------------------     ------------------------
Shares sold ......................................    172,173  $ 1,746,604         982,135  $14,087,709
Shares issued upon reinvestment of dividends .....     54,760      559,540         109,679    1,406,914
Shares redeemed ..................................   (203,669)  (2,092,063)     (1,387,767) (18,471,533)
                                                  -----------  -----------     -----------  -----------
   Net increase (decrease) .......................     23,264    $ 214,081        (295,953) $(2,976,910)
                                                  ===========  ===========     ===========  ===========

                                                         CLASS A                      CLASS A
                                                  ------------------------     ------------------------
Shares sold ......................................        917  $     9,422             307  $     4,886
Shares issued upon reinvestment of dividends .....         19          183              23          285
Shares redeemed ..................................         --           --            (330)      (3,501)
                                                  -----------  -----------     -----------  -----------
   Net increase ..................................        936  $     9,605              --  $     1,670
                                                  ===========  ===========     ===========  ===========

                                                          CLASS B                      CLASS B
                                                  ------------------------     ------------------------
Shares sold ......................................        725  $     7,294
Shares issued upon reinvestment of dividends .....         --           --              --           --
Shares redeemed ..................................         --           --              --           --
                                                  -----------  -----------     -----------  -----------
   Net increase ..................................        725  $     7,294              --           --
                                                  ===========  ===========     ===========  ===========

THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each period:

                        INCOME FROM INVESTMENT OPERATIONS                      DISTRIBUTIONS
             -------------------------------------------------  ---------------------------------------------------
                                         Net                                              In Excess
             Net Asset               Realized and      Total                    Net        of Net                    Net Asset
  Period       Value,       Net       Unrealized       from        Net       Realized     Realized                    Value,
  Ended      Beginning  Investment  Gain (Loss) on  Investment  Investment    Gain on      Gain on      Total         End of
December 31  of Period    Income     Investments    Operations    Income    Investments  Investments  Distributions   Period
-----------  ---------  ----------  --------------  ----------  ----------  -----------  -----------  -------------  ---------
CLASS AAA
   2001(a)     $10.86     $(0.11)      $(0.38)        $(0.49)         --          --       $(0.60)       $(0.60)      $ 9.77
   2000         13.88      (0.54)       (1.28)         (1.82)         --          --        (1.20)        (1.20)       10.86
   1999         10.12       0.18         5.33           5.15          --      $(0.03)       (1.36)        (1.39)       13.88
   1998          9.39       0.12         0.93           0.81          --       (0.01)       (0.07)        (0.08)       10.12
   1997         10.18       0.11         0.17           0.28      $(0.14)         --        (0.90)        (1.07)        9.39
   1996         10.79       0.43         0.16           0.59       (0.43)         --        (0.77)        (1.20)       10.18
CLASS A(E)
   2001(a)      10.86      (0.11)       (0.38)         (0.49)         --          --        (0.60)        (0.60)        9.77
CLASS B
   2001(a)      10.86      (0.15)       (0.36)         (0.51)         --          --        (0.60)        (0.60)        9.75


                       RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA
                      ------------------------------------------------
                                     Net
                      Net Assets  Investment    Operating
  Period                End of      Income     Expenses to   Portfolio
  Ended       Total     Period    to Average   Average Net   Turnover
December 31  Return+  (in 000's)  Net Assets  Assets (b)(c)    Rate
-----------  -------  ----------  ----------  -------------  ---------
CLASS AAA
   2001(a)     (4.6)%   $ 9,726     (1.23)%(d)    2.73%(d)       49%
   2000       (14.0)     10,552     (3.19)        2.64           89
   1999        51.1      17,593     (2.29)        2.44          151
   1998         8.6       7,326     (1.00)        2.63           89
   1997         2.8       9,375      1.17         2.48          100
   1996         5.5      13,527      2.00         2.35          126
CLASS A(E)
   2001(a)     (4.6)          7     (1.23)(d)     2.73(d)        49
CLASS B
   2001(a)     (4.8)          9     (1.98)(d)     3.48(d)        49

--------------------------------
+ Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends. Total return for the period of less than one year is not annualized.
(a)  For the period ended June 30, 2001; unaudited.
(b) The Fund incurred interest expense during the years ended December 31, 2000, 1999 and 1997. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.46%, 2.42% and 2.46%, respectively. In addition, the ratio for the year ended December 31, 1997 does not include a reduction of expenses for custodian fee credits. Including such credits, the ratio would have been 2.47%.
(c) The Fund incurred interest expense during the six months ended June 30, 2001. If interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 2.70%, 2.70% and 3.45% for Class AAA, Class A and Class B, respectively.
(d)  Annualized.
(e) Class A Shares were outstanding for the period March 13, 2000 through November 30, 2000. Financial Highlights are not presented for Class A as the information for this period is not considered meaningful.

                See accompanying notes to financial statements.

                        Gabelli Global Series Funds, Inc.
                 THE GABELLI GLOBAL CONVERTIBLE SECURITIES FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                  1-800-GABELLI
                                [1-800-422-3554]
                               FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                BOARD OF DIRECTORS

Mario J. Gabelli, CFA           Karl Otto Pohl
CHAIRMAN AND CHIEF              FORMER PRESIDENT
INVESTMENT OFFICER              DEUTSCHE BUNDESBANK
GABELLI ASSET MANAGEMENT INC.

Anthony J. Colavita             Werner J. Roeder, MD
ATTORNEY-AT-LAW                 MEDICAL DIRECTOR
ANTHONY J. COLAVITA, P.C.       LAWRENCE HOSPITAL

John D. Gabelli                 Anthonie C. van Ekris
SENIOR VICE PRESIDENT           MANAGING DIRECTOR
GABELLI & COMPANY, INC.         BALMAC INTERNATIONAL, INC.

           OFFICERS AND PORTFOLIO MANAGER

Mario J. Gabelli, CFA           A. Hartswell Woodson, III
PRESIDENT AND CHIEF             VICE PRESIDENT AND
INVESTMENT OFFICER              PORTFOLIO MANAGER

Bruce N. Alpert                 James E. McKee
VICE PRESIDENT AND              SECRETARY
TREASURER

                                   DISTRIBUTOR
                             Gabelli & Company, Inc.

                  CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
                       State Street Bank and Trust Company

                                  LEGAL COUNSEL
                    Skadden, Arps, Slate, Meagher & Flom LLP

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Convertible Securities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
--------------------------------------------------------------------------------
GAB441Q201SR


                                             [PHOTO OF MARIO J. GABELLI OMITTED]
                                                                MARIO J. GABELLI

THE
GABELLI
GLOBAL
CONVERTIBLE SECURITIES
FUND

                                                              SEMI-ANNUAL REPORT
                                                                   JUNE 30, 2001